Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income before provision for income taxes for the years ended December 31, 2014, 2013 and 2012 consisted of:

(in thousands)	2014	2013	2012
Pretax income in The Netherlands	$(5,806)	$24,135	$27,222
Pretax income from foreign operations	124,320	13,203	117,931
	$118,514	$37,338	$145,153

The provisions for income taxes for the years ended December 31, 2014, 2013 and 2012 are as follows:

(in thousands)	2014	2013	2012
Current—The Netherlands	$936	$2,874	$3,271
—Foreign	41,667	33,452	35,112
	42,603	36,326	38,383
Deferred—The Netherlands	317	—	—
—Foreign	(41,608)	(68,086)	(22,767)
	(41,291)	(68,086)	(22,767)
Total provision for income taxes	$1,312	$(31,760)	$15,616

The Netherlands statutory income tax rate was 25% for the years ended December 31, 2014, 2013 and 2012. The principal items comprising the differences between income taxes computed at the Netherlands statutory rate and the effective tax rate for the years ended December 31, 2014, 2013 and 2012 are as follows:

	2014		2013		2012
(in thousands)	Amount	Percent	Amount	Percent	Amount	Percent
Income taxes at The Netherlands statutory rate	$29,628	25.0%	$9,334	25.0%	$36,288	25.0%
Earnings of subsidiaries taxed at different rates	1,655	1.4	(5,732)	(15.4)	5,180	3.6
Tax impact from permanent items	9,339	7.9	6,219	16.7	4,854	3.4
Tax impact from tax exempt income	(38,552)	(32.5)	(38,371)	(102.8)	(36,969)	(25.5)
Tax contingencies, net	4,409	3.7	1,986	5.3	2,729	1.9
Taxes due to changes in tax rates	330	0.3	(1,640)	(4.4)	(1,086)	(0.8)
Taxes due to changes in tax laws	—	—	—	—	2,697	1.9
Research and development	(4,268)	(3.6)	(2,211)	(5.9)	(1,181)	(0.8)
Restructuring	—	—	(872)	(2.3)	—	—
Prior year taxes	(1,950)	(1.7)	(888)	(2.4)	2,805	1.9
Other items, net	721	0.6	415	1.1	299	0.2
Total provision for income taxes	$1,312	1.1%	$(31,760)	(85.1)%	$15,616	10.8%

We conduct business globally and, as a result, file numerous consolidated and separate income tax returns in the Netherlands, Germany, Switzerland and the U.S. federal jurisdiction, as well as in various other state and foreign jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world. Tax years in the Netherlands are open since 2002 for income tax examinations by tax authorities. Our subsidiaries, with few exceptions, are no longer subject to income tax examinations by tax authorities for years before 2010. The U.S. consolidated group is subject to federal and most state income tax examinations by tax authorities beginning the year ending December 31, 2010 through the current period.
Starting in February 2014, U.S. tax authorities (Internal Revenue Service) have been auditing our US federal tax return for 2011 and 2012. The audit is currently in process and we expect to close the audit in 2015.
In 2012, we established a reserve related to withholding tax on a specific intercompany transaction for $3.9 million including penalty. During 2013, we settled on this issue with the relevant tax authorities, which resulted in a release of the remaining $1.9 million reserve in the fourth quarter of 2013.
We do not currently anticipate that our existing reserves related to uncertain tax positions as of December 31, 2014 will significantly increase or decrease during the twelve-month period ending December 31, 2015; however, various events could cause our current expectations to change in the future. The majority of these uncertain tax positions, if ever recognized in the financial statements, would be recorded in the statement of operations as part of the income tax provision.
Changes in the gross amount of unrecognized tax benefits are as follows:

(in thousands)	Unrecognized Tax Benefits
Balance at December 31, 2012	$10,775
Additions based on tax positions related to the current year	2,024
Additions for tax positions of prior years	1,244
Settlement with taxing authorities	(1,891)
Reductions due to lapse of statute of limitations	(296)
Decrease from currency translation	(271)
Balance at December 31, 2013	$11,585
Additions based on tax positions related to the current year	4,448
Decrease from currency translation	(31)
Balance at December 31, 2014	$16,002

At December 31, 2014 and 2013, our net unrecognized tax benefits totaled approximately $16.0 million and $11.6 million, respectively, of which $14.0 million and $11.6 million in benefits, if recognized, would favorably, affect our effective tax rate in any future period. It is possible that approximately $3.8 million of the unrecognized tax benefits may be released during the next 12 months due to lapse of statute of limitations or settlements with tax authorities.
Our policy is to recognize interest accrued related to unrecognized tax benefits in interest expense and penalties within tax provision expense. At December 31, 2014 and 2013, we have net interest (income) expense and penalties of $(0.3) million and $(1.7) million, respectively. At December 31, 2014 and 2013, we have accrued interest of $1.1 million and $1.3 million, respectively, which are not included in the table above.
We have recorded net deferred tax liabilities of $82.8 million and $101.6 million at December 31, 2014 and 2013, respectively. The components of the net deferred tax liability at December 31, 2014 and December 31, 2013 are as follows:

	2014		2013
(in thousands)	Deferred Tax Assets	Deferred Tax Liability	Deferred Tax Assets	Deferred Tax Liability
Net operating loss carry forwards	$33,208	$—	$43,108	$—
Accrued and other liabilities	20,425	—	21,520	—
Inventories	4,798	(1,358)	5,117	(1,304)
Allowance for bad debts	1,155	(483)	2,351	(1,016)
Currency revaluation	510	(211)	399	(57)
Depreciation and amortization	3,616	(10,645)	2,132	(7,260)
Capital lease	1,128	—	1,925	—
Tax credits	3,347	—	1,774	—
Unremitted profits and earnings	—	(1,064)	—	(1,150)
Intangibles	1,030	(199,677)	4,698	(211,435)
Equity awards	14,209	—	11,812	—
Interest	38,013	—	25,801	—
Convertible debt	10,055	—	—	—
Other	1,901	(2,108)	2,687	(2,063)
Valuation allowance	(602)	—	(621)	—
	$132,793	$(215,546)	$122,703	$(224,285)
Net deferred tax liabilities		$(82,753)		$(101,582)

At December 31, 2014 and 2013, we had $270.1 million and $201.1 million in total foreign net operating loss (NOL) carryforwards. At December 31, 2014 and 2013, we had $120.8 million and $99.1 million of U.S. federal (NOL) carryforwards. At December 31, 2014, the entire NOLs in the U.S. are subject to limitations under Section 382 of the Internal Revenue Code. In 2014, the U.S. NOL increased significantly due to the acquisitions, which resulted in additional NOLs of $44.4 million. Approximately $43.3 million of NOL will be limited under IRC 382 and we anticipate that we will only be able to utilize about $1.1 million of the total NOL. The remaining NOL is not expected to be utilized before expiration. The NOLs in the U.S. will expire beginning December 31, 2021 through December 31, 2031. As of December 31, 2014 and 2013, we had other foreign NOL carryforwards totaling approximately $149.3 million and $102.0 million, respectively, with $9.3 million added in 2014 due to acquisitions. During 2014, Germany generated approximately $21.6 million NOL related to trade tax and utilized approximately $25.5 million CIT NOL generated in 2013. A portion of the foreign NOLs will be expiring beginning December 2015. The valuation allowance amounts for the years ended December 31, 2014 and 2013 are $0.6 million.
As of December 31, 2014, a provision has not been made for residual Netherlands income taxes on the undistributed earnings of the majority of our foreign subsidiaries as these earnings are considered to be either permanently reinvested or can be repatriated tax free. These earnings retained by subsidiaries and equity accounted investments amounted to $317.1 million at December 31, 2014. We have $19.1 million of undistributed earnings that we do not consider permanently reinvested and have recorded deferred income taxes or withholding taxes at December 31, 2014 and December 31, 2013, of approximately $1.1 million and $1.2 million respectively. There are no income tax consequences regarding payment of dividends to our shareholders. To date, we have never paid dividends.